Short-term investments	9 Months Ended
Sep. 30, 2025
Investments, Debt and Equity Securities [Abstract]
Short-term investments
Note 5. Short-term investments
Short-term investments consist of U.S. Treasury Bills that have maturities exceeding three months and less than twelve months at the time of purchase and are stated at amortized cost. The Company classifies short-term investments as held-to-maturity based on the Company’s intent to hold the short-term investment to maturity. The Company does not hold any short-term investments as of September 30, 2025. The Company’s short-term investments are summarized below (in thousands):

December 31, 2024
Expiration	Amortized Cost	Cost Basis	Accumulated Accretion	Fair Value
1/31/2025	$4,243	$4,177	$66	$4,243
2/28/2025	4,163	4,149	14	4,163
3/31/2025	4,202	4,167	35	4,202
4/15/2025	4,147	4,128	19	4,147
Total	$16,755	$16,621	$134	$16,755